Annual Operating Expenses - FidelityAdvisorCapitalDevelopmentFund-OPRO - FidelityAdvisorCapitalDevelopmentFund-OPRO - Fidelity Advisor Capital Development Fund - Fidelity Advisor Capital Development Fund - Class O
	Nov. 29, 2022
Operating Expenses:
Management fee	0.53%
Distribution and/or Service (12b-1) fees	none
Other expenses	0.15%
Total annual operating expenses	0.68%
Fee waiver and/or expense reimbursement	0.12%	[1]
Total annual operating expenses after fee waiver and/or expense reimbursement	0.56%

[1]	A Fidelity has contractually agreed to waive certain class-level expenses. The amount waived may vary from year to year. This arrangement will remain in effect for at least one year from the effective date of the prospectus. Fidelity may not terminate this arrangement without the approval of the Board of Trustees.